EXHIBIT 2


                             STOCKHOLDER AGREEMENT

         AGREEMENT, dated as of October 27, 2000 among REH Mergersub Inc., a Delaware corporation ("Purchaser"), Reed Elsevier Inc., a Massachusetts corporation ("Parent") and each of the other parties signatory hereto (each a "Stockholder" and collectively the "Stockholders").

         WHEREAS, Parent, Purchaser and Harcourt General, Inc. (the "Company") have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"; terms defined in the Merger Agreement and not otherwise defined herein being used herein as therein defined), pursuant to which, among other things, the Purchaser will make the Offer and, after consummation thereof, merge with and into the Company (the "Merger") and each issued and outstanding share (other than shares cancelled pursuant to Section 2.6(c) of the Merger Agreement, Dissenting Shares and shares owned by the Company, Parent or Purchaser) of (i) Company Common Stock will be converted into the Common Stock Merger Consideration and (ii) Series A Stock will be converted into the Series A Stock Merger Consideration.

         WHEREAS, as of October 20, 2000 the Stockholders owned of record and beneficially 19,955,998 shares (and each Stockholder owned the number of such shares set forth beside such Stockholder's name on the signature page hereto) of Class B Stock (such Class B Stock, together with any (A) other Class B Stock acquired by any Stockholder by purchase or otherwise and (B) Company Common Stock acquired by any Stockholder by conversion of Class B Stock, in each case from October 20, 2000 through the term of this Agreement, are collectively referred to herein as the Stockholders' "Subject Shares").

         WHEREAS, as a condition and inducement to Parent's and Purchaser's willingness to enter into the Merger Agreement, Parent has requested that the Stockholders agree, and each of the Stockholders has agreed, to enter into this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
             VOTING AGREEMENT; GRANT OF PROXY; AGREEMENT TO TENDER

         SECTION 1.01. Voting Agreement; Conversion of Class B Stock. (a) Each Stockholder hereby agrees to vote all Subject Shares that such Stockholder is entitled to vote at the time of any vote to approve and adopt the Merger Agreement and the Merger at any meeting of the stockholders of the Company, and at any adjournment thereof, at which the Merger Agreement (or any amended version thereof) and the Merger are submitted for the consideration and vote of the stockholders of the Company.

         (b) Without limiting the generality of the foregoing, (i) each Stockholder hereby agrees to approve and to take all actions necessary, proper or advisable to effect (including, in the case of clause (B) below, calling and holding a special meeting of the holders of Class B Stock to the extent required under the Company's Restated Certificate, By-Laws or applicable laws) the conversion of all of the Class B Stock into Common Stock pursuant to (A) Article Fourth, Section 4(a) of the Company's Restated Certificate or (B) in the event any Stockholder fails to perform its obligations under this Agreement to effect a conversion in accordance with clause (A) before the expiration of the Offer, under Article Fourth, Section 3(e) of the Company's Restated Certificate (such conversion of all the Class B Stock pursuant to either clause
(A) or (B) being referred to hereinafter as a "Class B Conversion") immediately upon request by Parent or Purchaser; provided that in no event will any Stockholder be required to effect the Class B Conversion until immediately prior to the expiration of the Offer and after Parent and Purchaser shall have delivered an irrevocable binding notice to the Stockholders and the Company that each of the Offer Conditions have been satisfied (or would be satisfied, in the case of the Minimum Condition, upon the Class B Conversion and the tender of the Subject Shares issuable upon such conversion) or waived in accordance with the Merger Agreement together with a certificate of the depositary of the Offer setting forth the number of shares of Company Common Stock validly tendered and not withdrawn in the Offer as immediately prior to such time as practicable and (ii) no Stockholder shall approve, nor take any action that would result in, a Class B Conversion except in accordance with the preceding sentence.

         (c) Each Stockholder hereby agrees that it shall vote its Subject Shares against the approval of (i) any Acquisition Proposal, (ii) any extraordinary dividend or distribution by the Company or any Subsidiary, (iii) any change in the capital structure of the Company or any Subsidiary (other than pursuant to the Merger Agreement) and (iv) any other action that would reasonably be expected to, in any material respect, prevent, impede, interfere with, delay, postpone, frustrate the purposes of or attempt to discourage the transactions contemplated by the Merger Agreement.

         (d) Each Stockholder hereby agrees that any agreements among the Stockholders or any of them which could be construed to limit their respective rights to enter into this Agreement or perform hereunder are amended to the full extent necessary to assure that entering into this Agreement and performance hereunder are permitted under each such agreement without breach thereof.

         SECTION 1.02. Irrevocable Proxy. Each Stockholder hereby irrevocably and unconditionally revokes any and all previous proxies granted with respect to its Subject Shares. By entering into this Agreement, each Stockholder hereby irrevocably and unconditionally grants a proxy appointing Purchaser as such Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder's name, to vote, express, consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section
1.01 as Purchaser or its proxy or substitute shall, in Purchaser's sole discretion, deem proper with respect to such Stockholder's Subject Shares. The proxy granted by such Stockholder pursuant to this Article 1 is coupled with an interest and is irrevocable and is granted in consideration of Parent and Purchaser entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Each Stockholder shall perform such further acts and execute such further documents as may be required to vest in Purchaser the sole power to vote such Stockholder's Subject Shares. Notwithstanding the foregoing, the proxy granted by each Stockholder shall be revoked upon termination of this Agreement in accordance with its terms.

         SECTION 1.03. Agreement to Tender. Immediately after the Class B Conversion has occurred and prior to the expiration of the Offer, subject to
Section 1.01, each Stockholder hereby agrees to validly tender and sell (or cause the record owner of such shares to validly tender and sell) and not withdraw, promptly upon the request of Parent or Purchaser, all of its Subject Shares pursuant to and in accordance with the terms of the Offer. Immediately after the Class B Conversion has occurred and prior to the expiration of the Offer, subject to Section 1.01, each Stockholder shall deliver to the depositary designated in the Offer (i) a letter of transmittal with respect to its Subject Shares complying with the terms of the Offer, (ii) certificates representing such Subject Shares and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer.

                                   ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

         Each Stockholder, severally and not jointly, represents and warrants to Parent and Purchaser that:

         SECTION 2.01. Authorization. (a) If such Stockholder is not an individual, the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the corporate or similar powers of Stockholder and have been duly authorized by all necessary corporate or similar action. This Agreement constitutes a valid and binding Agreement of such Stockholder.

         (b) If such Stockholder is married and the Subject Shares set forth on the signature page hereto opposite such Stockholder's name constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder's spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement

         SECTION 2.02. Non-Contravention. If such Stockholder is not an individual, the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby do not and shall not (i) violate any organizational documents of such Stockholder, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Stockholder is entitled under any provision of any agreement or other instrument binding on such Stockholder (iv) result in the imposition of any Lien on any asset of Stockholder or (v) violate any other agreement, arrangement or instrument to which such Stockholder is a party or by which such Stockholder (or any of its assets) is bound.

         SECTION 2.03. Ownership of Subject Shares. Such Stockholder is the record and beneficial owner of the Subject Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Subject Shares) (other than (i) with respect to the Subject Shares subject to the Pledge Agreements (as defined in Exhibit A) only (the "Pledged Shares"), any limitations or restrictions under such Pledge Agreements and (ii) those which would not impede in any manner such Stockholder's ability to perform this Agreement; provided that, for the avoidance of doubt, any limitation or restriction on such Stockholder's right to transfer or vote such Stockholder's Subject Shares shall be deemed to materially impede such Stockholder's ability to perform this Agreement). None of the Subject Shares is subject to any voting trust or other agreement, arrangement or instrument with respect to the voting of such shares.

         SECTION 2.04. Pledged Shares. If such Stockholder is a holder of Pledged Shares, that (i) there are no facts, events, conditions, situations or set of circumstances which would reasonably be expected to result in or be the basis for an event of default under the terms of either of the Pledge Agreements and (ii) to such Stockholder's knowledge, there are no facts, events, conditions, situations or set of circumstances which would reasonably be expected to result in or be the basis for an event of default under the terms of the Loan Agreements (as defined in Exhibit A).

         SECTION 2.05. Total Subject Shares. Except for the Subject Shares set forth beside such Stockholder's name on the signature page hereto or any beneficial interest in Subject Shares that are set forth beside another Stockholder's name on the signature page hereto and except for the Company Common Stock and Options referred to in the immediately following sentence, such Stockholder does not beneficially own any (i) Subject Shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for Subject Shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. The Stockholders beneficially own a number of shares of Company Common Stock, including shares issuable upon exercise of Options, not exceeding in the aggregate one million shares (excluding any Subject Shares).

         SECTION 2.06. Finder's Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Purchaser or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

         SECTION 2.07. Reliance by Parent and Purchaser. Such Stockholder understands and acknowledges that Parent and Purchaser is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

                                   ARTICLE 3
                           COVENANTS OF STOCKHOLDERS

         Each Stockholder hereby covenants and agrees that:

         SECTION 3.01. No Interference; No Transfers. Except pursuant to the terms of this Agreement, such Stockholder shall not, without the prior written consent of Parent or Purchaser, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares in a manner inconsistent with the terms of this Agreement, (ii) voluntarily take any action that would or is reasonably likely to (A) make any representation or warranty contained herein untrue or incorrect in any material respect or (B) have the effect in any material respect of preventing such Stockholder from performing its obligations under this Agreement or (iii) voluntarily sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Subject Shares during the term of this Agreement except for transfers (i) to any person or entity who is subject to this Agreement or who becomes bound hereby as a Stockholder by operation of law or by becoming party to and being bound by the terms of this Agreement as a Stockholder incident to such transfer or (ii) to charitable organizations of Company Common Stock converted from Class B Stock provided such Company Common Stock constitutes, in the aggregate (including all shares so transferred to charitable organizations by all Stockholders from the date hereof), not more than 100,000 shares of the outstanding Company Common Stock. For purposes of this Section 3.01, the term "sell" or "sale" or any derivatives thereof shall include (i) a sale, transfer or disposition of record or beneficial ownership, or both and (ii) a short sale with respect to Company Common Stock or substantially identical property, entering into or acquiring an offsetting derivative contract with respect to Company Common Stock or substantially identical property, entering into or acquiring a futures or forward contract to deliver Company Common Stock or substantially identical property or entering into any transaction that has the same effect as any of the foregoing.

         SECTION 3.02. Other Offers. Such Stockholder shall not, directly or indirectly, (i) take any action to solicit or initiate any Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the properties, books or records of the Company or any of its Subsidiaries to, any Person that may be considering making, or has made, an Acquisition Proposal or has agreed to endorse an Acquisition Proposal. Such Stockholder shall promptly notify Parent and Purchaser after receipt of an Acquisition Proposal or any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the properties, books or records of the Company or any of its Subsidiaries by any Person that may be considering making, or has made, an Acquisition Proposal and shall advise Purchaser of the status and material details of any such Acquisition Proposal or request.

         SECTION 3.03. Appraisal Rights. Such Stockholder shall not exercise any rights (including, without limitation, under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Subject Shares which may arise with respect to the Merger.

         SECTION 3.04. Pledged Shares. Each of the Stockholders of the Pledged Shares agrees that it will use its reasonable efforts to cause the lenders described in Exhibit A to agree to become party to this Agreement so that such lenders will be bound by the terms and conditions of this Agreement upon an event of default or upon the lenders otherwise becoming entitled to exercise their rights in respect of the Pledged Shares under either of the Pledge Agreements or the Loan Agreements; provided that such Stockholder's efforts pursuant to this Section 3.04 shall not require such Stockholder to offer or grant any financial accommodations to such lenders.

         SECTION 3.05. Further Assurances. Parent, Purchaser and Stockholder shall each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.


                                   ARTICLE 4
                                 MISCELLANEOUS

         SECTION 4.01. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate on the earlier of (i) the Effective Time and (ii) the date of termination of the Merger Agreement in accordance with its terms; provided that this Article 4 shall survive any such termination.

         SECTION 4.02. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 4.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that each of Parent and Purchaser may transfer or assign its rights and obligations to any Affiliate of Parent; provided further that no such transfer or assignment shall relieve Parent or Purchaser of its obligations hereunder.

         SECTION 4.04. Governing Law. This Agreement shall construed in accordance with and governed by the laws of the State of Delaware.

         SECTION 4.05. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 4.06. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         SECTION 4.07. Interpretation. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Other than Section 1.01(d), this Agreement is an agreement between each of the Stockholders, on the one hand, and the Parent and Purchaser, on the other hand, and is not an agreement among the Stockholders.

         SECTION 4.08. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 4.09. Acknowledgment. Each of Parent and Purchaser acknowledges that (i) each Stockholder signs solely in its capacity as the record and/or beneficial (as applicable) owner of the Subject Shares and nothing herein shall limit or affect any actions taken by such Stockholder, or require such

Stockholder to take any action, in his or her capacity as an officer or director of the Company including to disclose information acquired solely in his or her capacity as an officer or director, (ii) if the event of default referred to in Exhibit A occurs and the lenders require proxies or otherwise exercise their rights to exercise voting powers over the Pledged Shares, or sell the Pledged Shares, and as a result the Stockholders owning the Pledged Shares are unable to comply with the obligations and covenants as set forth in
Article 1 of this Agreement, such noncompliance shall not constitute a breach of this Agreement and (iii) pursuant to Section 3 of the Family Agreement, certain of the Stockholders are required to sell to the Company certain of their Subject Shares and such sale shall not constitute a breach of any of the terms of this Agreement; provided that (A) such sale takes place immediately prior to the expiration of the Offer, (B) prior to such sale the Subject Shares are first converted into Company Common Stock and (C) such sale is otherwise in accordance with the terms and conditions of Section 3 of the Family Agreement.

         SECTION 4.10. Merger Agreement. (a) (i) The material terms of the Merger Agreement shall not be changed, by amendment or waiver, in a manner materially adverse to the Stockholders without the prior written consent of Stockholders holding a majority of the Subject Shares and (ii) the obligations of the Stockholders hereunder are subject to there not having been any change, by amendment or waiver, by any party to the Merger Agreement to the material terms of the Merger Agreement in a manner materially adverse to the Stockholders without the prior written consent of Stockholders holding a majority of the Subject Shares. For purposes of this Section 4.10(a), each of the following changes, by amendment or waiver (as applicable), in the following terms and conditions of the Offer which require the Company's consent shall, without excluding other possibilities, be deemed to be a change to the material terms of the Merger Agreement in a manner materially adverse to the
Stockholders: (A) a waiver by Purchaser of the Minimum Condition; (B) a change in the Outside Date; (C) a change which decreases the price per Share payable in the Offer; (D) a change to the form of consideration payable in the Offer (other than by adding consideration); (E) a reduction in the maximum number of Shares to be purchased in the Offer and (F) an imposition of any condition to the Offer in addition to those set forth in the Merger Agreement.

         (b) Parent and Purchaser hereby agree to pay for all shares tendered by the Stockholders in accordance with the terms of the Offer.

         SECTION 4.11. Performance by Parent and Purchaser. Whenever this Agreement requires Parent or Purchaser to take any action, such requirement shall be deemed to include an undertaking of Reed Elsevier plc to cause Parent and Purchaser, as applicable, to take such action.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                     REED ELSEVIER INC.



                                     By: /s/ Henry Z. Horbaczewski
                                        --------------------------
                                        Name:    Henry Z. Horbaczewski
                                        Title: Senior Vice President



                                     REH MERGERSUB INC.



                                     By: /s/ Henry Z. Horbaczewski
                                        --------------------------
                                        Name:    Henry Z. Horbaczewski
                                        Title:  Vice President

                               Subject Shares
Class of Stock                      Owned               STOCKHOLDERS
--------------                 --------------           ------------

Class B                            200,960         /s/ Richard A. Smith
                                                   --------------------
                                                   Richard A. Smith


Class B                            256,827         /s/ Susan F. Smith
                                                   --------------------
                                                   Susan F. Smith


Class B                          1,345,502         /s/ Nancy L. Marks
                                                   --------------------
                                                   Nancy L. Marks


Class B                            629,840         SMITH MANAGEMENT COMPANY LLC*

                                                   SMITH MANAGEMENT COMPANY
                                                   TRUST, SOLE MEMBER

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                   Richard A. Smith, Trustee


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                   Mark D. Balk, Trustee

                                                   *Successor by merger to Smith
                                                   Management Company; record
                                                   ownership in the name of
                                                   Smith Management Company

     1 As of October 20, 2000, the Stockholder owned an additional 610,000 shares which were substantially converted to Common Stock and transferred to the Richard and Susan Smith Family Foundation, described below.

     2 As of October 20, 2000, the Stockholder owned an additional 805,000 shares which were substantially converted to Common Stock and transferred to the Richard and Susan Smith Family Foundation, described below.

     3 As of October 20, 2000, the Stockholder owned an additional 443,818 shares which were substantially converted to Common Stock and transferred to the Richard and Susan Smith Family Foundation, described below.

Class B                            288,720         MARIAN REALTY COMPANY LLC*

                                                   MARIAN REALTY COMPANY TRUST,
                                                   SOLE MEMBER


                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, Trustee

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L. Marks, Trustee

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, Trustee

                                                   *Successor by merger to
                                                   Marian Realty Company; record
                                                   ownership in the name of
                                                   Marian Realty Company


Class B                            441,595         SUSAN F. SMITH GRANTOR
                                                   RETAINED ANNUITY TRUST - 15
                                                   YEARS


                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith, as Trustee
                                                      and not individually

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                            224,189         SUSAN F. SMITH GRANTOR
                                                   RETAINED ANNUITY TRUST - 7
                                                   YEARS


                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually

Class B                            318,005         SUSAN F. SMITH GRANTOR
                                                   RETAINED ANNUITY TRUST - 5
                                                   YEARS


                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                            376,182         NANCY LURIE MARKS GRANTOR
                                                   RETAINED ANNUITY TRUST


                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                            378,875         AMY SMITH BERYLSON GRANTOR
                                                   RETAINED ANNUITY TRUST


                                                   By: /s/ Amy Smith Berylson
                                                     --------------------------
                                                     Amy Smith Berylson, as
                                                     Trustee and not
                                                     individually

                                                   By: /s/ John G. Berylson
                                                     --------------------------
                                                     John G. Berylson, as
                                                     Trustee and not
                                                     individually


Class B                            128,906         AMY SMITH BERYLSON 1998
                                                   GRANTOR RETAINED ANNUITY
                                                   TRUST


                                                   By: /s/ John G. Berylson
                                                      -------------------------
                                                      John G. Berylson, as
                                                      Trustee and not
                                                      individually

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually

Class B                            400,000         AMY SMITH BERYLSON 2000
                                                   GRANTOR RETAINED ANNUITY
                                                   TRUST


                                                   By: /s/ John G. Berylson
                                                      -------------------------
                                                      John G. Berylson, as
                                                      Trustee and not
                                                      individually


                                                   By: /s/ Mark D. Balk
                                                     --------------------------
                                                     Mark D. Balk, as Trustee
                                                     and not individually


Class B                             10,295         J-J-E 1988 TRUST f/b/o
                                                   JENNIFER L. BERYLSON U/D/T
                                                   dated 11/1/88


                                                   By: /s/ John G. Berylson
                                                      --------------------------
                                                      John G. Berylson, as
                                                      Trustee and not
                                                      individually


                                                   By: /s/ Mark D. Balk
                                                      --------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually

Class B                             10,295         J-J-E 1988 TRUST f/b/o
                                                   ELIZABETH s. BERYLSON U/D/T
                                                   dated 11/1/88


                                                   By: /s/ John G. Berylson
                                                      -------------------------
                                                      John G. Berylson, as
                                                      Trustee and not
                                                      individually

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually

Class B                             10,295         J-J-E 1988 TRUST f/b/o JAMES
                                                   T. BERYLSON U/D/T dated
                                                   11/1/88


                                                   By: /s/ John G. Berylson
                                                      -------------------------
                                                      John G. Berylson, as
                                                      Trustee and not
                                                      individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                            372,438         ROBERT A. SMITH GRANTOR
                                                   RETAINED ANNUITY TRUST


                                                   By: /s/ Robert A. Smith
                                                      -------------------------
                                                      Robert A. Smith, as
                                                      Trustee and not
                                                      individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                            114,966         ROBERT A. SMITH 2000 GRANTOR
                                                   RETAINED ANNUITY TRUST


                                                   By: /s/ Dana A. Weiss
                                                      -------------------------
                                                      Dana A. Weiss, as Trustee
                                                      and not individually

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually

Class B                            400,000         ROBERT A. SMITH 2000 GRANTOR
                                                   RETAINED ANNUITY TRUST


                                                   By: /s/ Dana A. Weiss
                                                      -------------------------
                                                      Dana A. Weiss, as Trustee
                                                      and not individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                              8,185         ROBERT SMITH AND DANA WEISS
                                                   1994 CHILDREN'S TRUST f/b/o
                                                   MADELINE W. SMITH U/D/T dated
                                                   12/1/94


                                                   By: /s/ Dana A. Weiss
                                                      -------------------------
                                                      Dana A. Weiss, as Trustee
                                                      and not individually

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                              8,185         ROBERT SMITH AND DANA WEISS
                                                   1994 CHILDREN'S TRUST f/b/o
                                                   RYAN A. SMITH U/D/T dated
                                                   12/1/94


                                                   By: /s/ Dana A. Weiss
                                                      -------------------------
                                                      Dana A. Weiss, as Trustee
                                                      and not individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually

Class B                            260,633         DEBRA A. SMITH GRANTOR
                                                   RETAINED ANNUITY TRUST


                                                   By: /s/ Debra Smith
                                                      -------------------------
                                                      Debra Smith, as Trustee
                                                      and not individually


                                                   By: /s/ Brian J. Knez
                                                      -------------------------
                                                      Brian J. Knez, as Trustee
                                                      and not individually


Class B                            113,485         DEBRA SMITH KNEZ 1998 GRANTOR
                                                   ANNUITY TRUST


                                                   By: /s/ Brian J. Knez
                                                      -------------------------
                                                      Brian J. Knez, as Trustee
                                                      and not individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                            400,000         DEBRA SMITH KNEZ 2000 GRANTOR
                                                   RETAINED ANNUITY TRUST


                                                   By: /s/ Brian J. Knez
                                                      -------------------------
                                                      Brian J. Knez, as Trustee
                                                      and not individually



                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually

Class B                             13,025         DEBRA AND BRIAN KNEZ 1988
                                                   CHILDREN'S TRUST f/b/o
                                                   JESSICA M. KNEZ U/D/T dated
                                                   11/1/88


                                                   By: /s/ Brian J. Knez
                                                      -------------------------
                                                      Brian J. Knez, as Trustee
                                                      and not individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                             13,025         DEBRA AND BRIAN KNEZ 1988
                                                   CHILDREN'S TRUST f/b/o ANDREW
                                                   P. KNEZ U/D/T dated 11/1/88


                                                   By: /s/ Brian J. Knez
                                                      -------------------------
                                                      Brian J. Knez, as Trustee
                                                      and not individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                          3,233,104         TRUST U/W/O PHILIP SMITH
                                                   f/b/o RICHARD A. SMITH


                                                   By: /s/ Brian J. Knez
                                                      -------------------------
                                                      Brian J. Knez, as Trustee
                                                      and not individually


                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually

Class B                          3,233,104         TRUST U/W/O PHILIP SMITH
                                                   f/b/o NANCY L. MARKS

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L. Marks, as Trustee
                                                      and not individually

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                            166,067         A-D-R TRUST f/b/o DEBRA SMITH
                                                   KNEZ U/I/T dated 2/9/67

                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith, a/k/a
                                                      Susan M. Smith, as Trustee
                                                      and not individually


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                            610,000         C-J-P TRUST f/b/o CATHY LURIE
                                                   U/I/T dated 12/10/73

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                            610,000         C-J-P TRUST f/b/o PETER LURIE
                                                   U/I/T dated 12/10/73


                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually

Class B                             80,000         RICHARD A. SMITH 1976 TRUST
                                                   f/b/o AMY SMITH BERYLSON
                                                   U/D/T dated 12/16/76


                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith a/k/a Susan
                                                      M. Smith, as Trustee and
                                                      not individually


Class B                            240,000         RICHARD A. SMITH 1976 TRUST
                                                   f/b/o DEBRA SMITH KNEZ U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith a/k/a Susan
                                                      M. Smith, as Trustee and
                                                      not individually


Class B                            240,000         RICHARD A. SMITH 1976 TRUST
                                                   f/b/o ROBERT A. SMITH U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith a/k/a Susan
                                                      M. Smith, as Trustee and
                                                      not individually


Class B                             40,000         MARIAN SMITH D-R-A 1976 TRUST
                                                   f/b/o DEBRA SMITH KNEZ U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith a/k/a Susan
                                                      M. Smith, as Trustee and
                                                      not individually

Class B                            120,000         MARIAN SMITH D-R-A 1976 TRUST
                                                   f/b/o DEBRA SMITH KNEZ U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith a/k/a Susan
                                                      M. Smith, as Trustee and
                                                      not individually


Class B                            120,000         MARIAN SMITH D-R-A 1976 TRUST
                                                   f/b/o ROBERT A. SMITH U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith a/k/a Susan
                                                      M. Smith, as Trustee and
                                                      not individually


Class B                            320,000         NANCY LURIE MARKS 1976 TRUST
                                                   f/b/o JEFFREY R. LURIE U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


                                                   By: /s/ Darline M. Lewis
                                                      -------------------------
                                                      Darline M. Lewis, as
                                                      Trustee and not
                                                      individually

Class B                            320,000         NANCY LURIE MARKS 1976 TRUST
                                                   f/b/o CATHY J. LURIE U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


                                                   By: /s/ Darline M. Lewis
                                                      -------------------------
                                                      Darline M. Lewis, as
                                                      Trustee and not
                                                      individually


Class B                            320,000         NANCY LURIE MARKS 1976 TRUST
                                                   f/b/o PETER A. LURIE U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


                                                   By: /s/ Darline M. Lewis
                                                      -------------------------
                                                      Darline M. Lewis, as
                                                      Trustee and not
                                                      individually


Class B                            160,000         MARIAN SMITH J-C-P 1976 TRUST
                                                   f/b/o JEFFREY R. LURIE U/D/T
                                                   dated 12/16/76


                                                   By: /s/ Nancy Lurie Marks
                                                      -------------------------
                                                      Nancy Lurie Marks, as
                                                      Trustee and not
                                                      individually


Class B                            160,000         MARIAN SMITH J-C-P 1976 TRUST
                                                   f/b/o CATHY J. LURIE U/D/T
                                                   dated 12/16/76

                                                   By: /s/ Nancy Lurie Marks
                                                      -------------------------
                                                      Nancy Lurie Marks, as
                                                      Trustee and not
                                                      individually

Class B                            160,000         MARIAN SMITH J-C-P 1976 TRUST
                                                   f/b/o PETER A. LURIE U/D/T
                                                   dated 12/16/76

                                                   By: /s/ Nancy Lurie Marks
                                                      -------------------------
                                                      Nancy Lurie Marks, as
                                                      Trustee and not
                                                      individually


Class B                             66,572         RICHARD A. SMITH FAMILY TRUST
                                                   U/W/O MARIAN J. SMITH f/b/o
                                                   ROBERT A. SMITH

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L Marks, as Trustee
                                                      and not individually


Class B                             66,572         RICHARD A. SMITH FAMILY TRUST
                                                   U/W/O MARIAN J. SMITH f/b/o
                                                   DEBRA SMITH KNEZ

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L Marks, as Trustee
                                                      and not individually


Class B                             66,570         NANCY S. LURIE FAMILY TRUST
                                                   U/W/O MARIAN J. SMITH f/b/o
                                                   CATHY J. LURIE

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L. Marks, as Trustee
                                                      and not individually

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually

Class B                             99,816         PETER A. LURIE TRUST U/W/O
                                                   MARIAN J. SMITH

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L. Marks, as Trustee
                                                      and not individually

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                             34,480         A-D-R CHARITABLE FOUNDATION
                                                   AND TRUST U/D/T dated 11/1/68

                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith a/k/a Susan
                                                      M. Smith, as Trustee and
                                                      not individually

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                            198,040         MORRIS J. LURIE FAMILY TRUST
                                                   U/I/T dated 4/15/58 f/b/o
                                                   CATHY J. LURIE, ET AL.

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L. Marks, as Trustee
                                                      and not individually

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                            198,040         MORRIS J. LURIE FAMILY TRUST
                                                   U/I/T dated 4/15/58 f/b/o
                                                   PETER A. LURIE, ET AL.

                                                   By: /s/ Nancy L. Marks
                                                      -------------------------
                                                      Nancy L. Marks, as Trustee
                                                      and not individually

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually


Class B                            160,000         AMY SMITH BERYLSON 1978
                                                   INSURANCE TRUST

                                                   By: /s/ Amy Smith Berylson
                                                      -------------------------
                                                      Amy Smith Berylson, as
                                                      Trustee and not
                                                      individually

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Class B                             70,000         ROBERT A. SMITH 1978
                                                   INSURANCE TRUST

                                                   By: /s/ Robert A. Smith
                                                      -------------------------
                                                      Robert A. Smith, as
                                                      Trustee and not
                                                      individually

                                                   By: /s/ Mark D. Balk
                                                      -------------------------
                                                      Mark D. Balk, as Trustee
                                                      and not individually


Common                           1,415,000*        RICHARD AND SUSAN SMITH
                                                   FAMILY FOUNDATION

                                                   By: /s/ Susan F. Smith
                                                      -------------------------
                                                      Susan F. Smith, as Trustee
                                                      and not individually

                                                   By: /s/ Richard A. Smith
                                                      -------------------------
                                                      Richard A. Smith, as
                                                      Trustee and not
                                                      individually

------------
* converted from Class B Stock and transferred to Stockholder on October 25,
2000.

Common                             443,818*       NANCY LURIE MARKS FAMILY
                                                  FOUNDATION

                                                  By: /s/ Nancy Lurie Marks
                                                     -------------------------
                                                     Nancy Lurie Marks, as
                                                     Trustee and not
                                                     individually

Class B                            122,774         /s/ Amy Smith Berylson
                                                  ----------------------------
                                                  Amy Smith Berylson


Class B                             22,191         /s/ Amy Smith Berylson
                                                  ----------------------------
                                                  Amy Smith Berylson, as
                                                  Guardian of Elizabeth S.
                                                  Berylson

                                                   /s/ John G. Berylson
                                                  ----------------------------
                                                  John G. Berylson, as Guardian
                                                  of Elizabeth S. Berylson

Class B                             22,190         /s/ Jennifer L. Berylson
                                                  ----------------------------
                                                  Jennifer L. Berylson

Class B                              7,666         /s/ Robert A. Smith
                                                  ----------------------------
                                                  Robert A. Smith

Class B                             15,205         /s/ Debra Smith Knez
                                                  ----------------------------
                                                  Debra Smith Knez

Class B                              1,600         /s/ Cathy J. Lurie
                                                  ----------------------------
                                                  Cathy J. Lurie

Class B                            122,774         /s/ Jeffrie R. Lurie
                                                  ----------------------------
                                                  Jeffrie R. Lurie, as Guardian
                                                  of Julian M.J. Lurie

Class B                             33,285         /s/ Jeffrey R. Lurie
                                   -------        ----------------------------
                                                  Jeffrey R. Lurie, as Guardian
                                                  of Milena C. Lurie

     TOTAL                      19,955,998


                                                  For purposes of Section 4.11
                                                  only:

                                                  REED ELSEVIER PLC


                                                  By: /s/ Henry Z. Horbaczewski
                                                     --------------------------
                                                     Name: Henry Z. Horbaczewski
                                                     Title: Attorney-in-fact

                                                                      Exhibit A


     1,345,502 shares of Class B Stock owned by Nancy Lurie Marks and 1,250,000 shares of Class B Stock owned by Nancy Lurie Marks and Richard A. Smith not in their individual capacities but as Trustees under the trust established f/b/o Nancy Lurie Marks under Article VIII of the will, dated December 24, 1959 of Philip Smith, are pledged under Pledge Agreements dated May 13, 1994 (the "Pledge Agreements"), to secure certain loans made by certain lenders to finance, in part, the acquisition of the Philadelphia Eagles Football Team (the "Pledged Shares").

     If there is an event of default under the terms of the loan agreements relating to such acquisition (the "Loan Agreements"), the lenders have the right to vote the Pledged Shares and to require proxies from the pledgers to enable the lenders to exercise voting power over the Pledged Shares.